UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 26, 2023

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	WRLD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition; and

Item 7.01 Regulation FD Disclosure.

On January 26, 2023, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its third quarter ended December 31, 2022.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued January 26, 2023
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION
(Registrant)

Date: January 26, 2023
	By:	/s/ John Calmes, Jr.
John Calmes, Jr.
Executive VP, Chief Financial & Strategy Officer, and Treasurer